UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 30, 2017
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 30, 2017, Finjan Holdings, Inc. (the “Company”), Finjan, Inc. (“Finjan”), a wholly-owned subsidiary of the Company, and Finjan Mobile, Inc. (“Finjan Mobile”), a wholly-owned subsidiary of the Company, entered into a Confidential Master Agreement (the “Master Agreement”) with Sophos Group plc, a public limited company organized and existing under the laws of England and Wales, Sophos Limited, a corporation organized and existing under the laws of England and Wales (“Sophos Limited”), and Sophos Inc. (“Sophos Inc.”), a Massachusetts corporation (collectively, “Sophos”). Pursuant to the Master Agreement, Finjan and Sophos Inc. agreed to dismiss the suit Finjan, Inc. v. Sophos, Inc. before the United States District Court of the Northern District of California (case no. 3:14cv1197-WHO) with prejudice within three (3) court days after Finjan’s receipt of the license fee under the Finjan Inc. License Agreement (defined below). The Master Agreement also provides for full releases by the parties and covenants not to sue.

In connection with the Master Agreement, on March 30, 2017, Finjan entered into a Confidential Patent License Agreement (the “Finjan Inc. License Agreement”) with Sophos Limited. Pursuant to the Finjan Inc. License Agreement, Sophos Limited and its existing affiliates will obtain a fully paid up license to the Finjan patent portfolio and pay a license fee of $15.0 million in cash, which Finjan received on March 31, 2017.

Finally, in connection with the Master Agreement, on March 30, 2017, Finjan Mobile entered into a Confidential Patent Cross License Agreement (the “Finjan Mobile Cross License Agreement”) with Sophos Limited. Pursuant to the terms of the Finjan Mobile Cross License Agreement, the parties will grant patent cross licenses in the Field of Use (as defined in the Finjan Mobile Cross License Agreement) and Sophos Limited will pay Finjan Mobile $2.5 million cash, in license fees, as follows: (A) $1.25 million on or before March 31, 2018, and (B) $1.25 million on or before March 31, 2019.

A copy of the press release issued by the Company on April 3, 2017 referencing the above agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 3, 2017, entitled “Finjan and Sophos Settle Patent Dispute – Companies Reach Global Peace with Licenses to Each Other’s Patent Portfolios.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: April 3, 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer